UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 21, 2002

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

       DELAWARE                      000-25887                  36-3681151
(State or other jurisdiction  (Commission file number)        (I.R.S. employer
    of incorporation)                                        identification no.)

   TEN NORTH DEARBORN
   CHICAGO, ILLINOIS                                              60602
(Address of principal                                           (Zip Code)
  executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         ------------

     On October 21, 2002, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ended September 30, 2002. Attached as Exhibit
99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99.1      Press Release dated October 21, 2002.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      PRIVATEBANCORP, INC.


Date:  October 21, 2002               By:  /s/ Ralph B. Mandell
                                           -------------------------------------
                                           Ralph B. Mandell
                                           Chairman of the Board, President and
                                              Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

  99.1            Press Release dated October 21, 2002.